Earnings per Share	12 Months Ended
Dec. 31, 2018
Earnings per Share
Earnings per Share

Note 17: Earnings per Share

Potential common shares of 185,601 and 170,693 related to options under the employee incentive plan were excluded from diluted EPS for the years ended December 31, 2018 and 2017, respectively, as the Company had a net loss for the years ended December 31, 2018 and 2017. See “Note 15 — Employment and Compensation Arrangements.”

The basic and diluted EPS computations for our common stock are calculated as follows (in thousands, except per share amounts):

	Years Ended December 31,
	2018	2017
Basic/Diluted EPS
Net loss	$(242,162)	$(263,930)
Preferred stock dividends	—	—
Income available to common stockholders	$(242,162)	$(263,930)
Weighted-average number of common shares outstanding	1,645,818	1,641,095
Basic EPS	$(147.14)	$(160.83)
Diluted EPS	$(147.14)	$(160.83)